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                          [CLIPPER FUND(SM) LOGO APPEARS HERE]
                                  CLIPPER FUND(SM)

                               P E R F O R M A N C E
     RETURN
                                                Morningstar
                                     CLIPPER    Large Value     S&P 500
                                     ---------   ---------    ------------
Compounded Annual Returns:
   One year (1999)                     (2.0%)        6.6%        21.0%
   Three Years (1997-1999)             15.0         14.7         27.6
   Five Years (1995-1999)              21.4         19.3         28.6
   Ten Years (1990-1999)               15.0         13.9         18.2
   Since Inception (February 29, 1984) 16.5         15.6         18.6

Annual Returns:
            1984*                      21.3%         9.9%        10.8%
            1985                       26.4         28.3         31.7
            1986                       18.8         17.4         18.7
            1987                        3.1          2.4          5.3
            1988                       19.6         17.5         16.6
            1989                       21.9         23.5         31.7
            1990                       (7.6)        (6.4)        (3.1)
            1991                       32.1         29.0         30.5
            1992                       15.8         10.4          7.6
            1993                       11.1         13.5         10.1
            1994                       (2.4)        (0.4)         1.3
            1995                       45.2         32.5         37.6
            1996                       19.4         20.8         23.0
            1997                       30.2         26.8         33.4
            1998                       19.2         12.3         28.6
            1999                       (2.0)         6.6         21.0
                                     ------       ------       ------
	Inception-to-Date
          Cumulative Return          1005.9%       898.2%      1390.8%
                                     ======       ======       ======

     RISK
 Third Quarter, 1998                   (1.7%)       (12.6%)     (10.0%)
 Fourth Quarter, 1987                  (7.5%)       (19.2%)     (22.5%)
 Cumulative Decline During
    Down Quarters                     (44.6%)       (55.3%)     (55.5%)
 Beta Since Inception
    (February 29, 1984)                 0.64          0.87        1.00

1. All returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results. Investment return and principal value of investments fluctuate. Investor's shares, when redeemed, may be worth more or less than their original cost.

2. Clipper Fund(SM)'s performance is compared with that of the S&P 500 Index, an unmanaged index of 500 companies widely recognized as representative of the equity market in general and the Morningstar Large Value Funds Index, an index of 614 managed large value mutual funds monitored by Morningstar.

  *1984 results for Clipper Fund(SM), S&P 500 and the Morningstar Large Value
   Funds Index are for the period February 29, 1984 (inception date) through December 31, 1984.

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Dear Shareholder:
The 20th century ended with the most speculative stock market in American history. The S&P 500 surpassed every metric of value as it rose 21.0%, and some technology shares soared by multiples of that amount. Value stocks did not enjoy such gains, and at first glance it appears that we slept through
1999 with a return of -2.0%. In fact we concentrated on avoiding the (currently large) potential for permanent loss of your capital. To our pleasant surprise in this aggressively valued stock market, we found some cheap stocks to buy too.
------------------------------------------------------------------------------

"The End Was At Hand But Was Not In Sight"
J.K. Galbraith's description of the stock market's peak in 1929 probably will apply this time too. No one can predict the end of a speculative market, but it is less difficult to predict those groups of stocks most vulnerable when the end arrives. The vulnerable groups tend to be those favored by investor enthusiasm and remarkable prices. The two groups of vulnerable stocks we avoided last year were technology and the largest 25 of the S&P 500.

Technology stocks did particularly well in 1999, especially those with a "dot com" in their names. There simply are no adequate adjectives to describe a market where companies with minimal sales and no profits are valued in billions of dollars. Hope and fantasy, not rational valuation with a margin of safety, seem to be the basis for pricing these securities. When rationality finally does come to these stocks, the losses will not be felt in your portfolio.

The 25 largest stocks in the S&P 500 are fine companies, but even fine companies can be priced at excessive levels. Some of these stocks such as Wal-Mart once were a significant part of our portfolio, but we sold them as their share prices rose above our estimates of their intrinsic values. The current stock market is one of remarkable extremes, and we have chosen to avoid those richly priced extremes as shown by the following numbers:

                             NASDAQ     Top 25 of       S&P         Your
                              100        S&P 500        500       Portfolio
1999 Price/Earnings Ratio   112-175*       51           32           14
*Bloomberg's estimate is 175 times. Our estimate using different methodology is 112.

A Tale of Two Stocks
Fannie Mae and Freddie Mac are our two largest holdings. Their performance last year is typical of the companies in your portfolio. Viewed as businesses, Fannie and Freddie had a great year. They continued to do an efficient job of guaranteeing and holding mortgages. Both companies earned slightly more profit than investors expected as the year began. They also have done a good job of insulating their profits from interest rate movements such as the recent increases by the Federal Reserve. If there were no stock market, investors would be very happy about the conduct of Fannie's and Freddie's businesses last year.

   There is a stock market, however, and both stocks were down in 1999. The reason for the decline have less to do with the companies' good business fundamentals than with current market sentiment (neither company's name ends in "dot com"). There is one valid concern, however, which explains part of their weak stock performance-long term treasury bond rates rose from 5.1% to 6.4% last year. A large rise in the risk free rate of return implies a large decline in the value of all long-term assets, especially ones with low dividend yields and high growth expectations.

A Tale of Two More Stocks

General Nutrition and Mattel both were smaller positions in your portfolio last year. They produced very different outcomes which illustrate what we hope to achieve and how we react if that hope is not realized.

   We try to buy stocks in good businesses at a discount to the price a rational private buyer would pay for the entire company. When we purchased shares in General Nutrition at about $12 a year ago, we valued it at $25 per share. Last summer the entire company was purchased for $25. We can only wish there were more examples of such instant gratification in our stock selections.

Mattel provided an example of the opposite experience. We purchased the stock at a large discount from our estimate of its intrinsic value. Then both stock price and intrinsic value declined. There were moderate problems in the basic toy business, but more serious ones in management turnover and an unfortunate acquisition. We maintain a devil's advocate process (i.e. one analyst concentrates on negative issues) to anticipate problems and to react quickly when they occur. In this case we concluded that our investment was a mistake and we have eliminated our position from the portfolio.


Our Most Controversial Stock
The least comfortable stock is often the most profitable stock. Philip Morris is clearly the least comfortable position in your portfolio and very possibly one of the cheapest stocks in the country.

As an operating business, Philip Morris is well managed, remarkably profitable and cash generating. About $3 billion of that cash was used to repurchase its own stock last year. As a stock, it is statistically one of the cheapest available with a price/earnings ratio of seven times and a yield of over 8%. (By contrast, the S&P 500 yields a record low of 1.2%.)

The concern driving down the share price is litigation. "Normal litigation" is a fact of life for tobacco companies, and they have been remarkably successful in virtually all trials to date. The real fear is that the current Engle Class Action lawsuit in Florida will, on the basis of a trial with as few as two plaintiffs and six jurors, render a punitive judgement for massive damages. To some investors, tobacco companies look like crippled wildebeests confronting a pride of hungry lions.

We are modest about our ability (or anyone else's) to predict the consequences of the American legal system. We can note, however, that a successful suit requiring massive payments by the tobacco companies also requires a large number of unlikely events to take place. The collection of smokers into a single class must be upheld on all appeals, despite consistent rejection by almost all courts because of individual differences in smokers' knowledge, behavior, and outcomes. More than 100 other grounds for appeal are present already, suggesting that the legal proceedings will reach far into the new millennium. The issue is as much political as legal; a massive legal judgement is unlikely to be allowed to shut down an industry which serves 45 million customers and provides over $27 billion in annual government revenue. Even if all domestic tobacco operations ceased tomorrow, the food and international tobacco operations of Philip Morris are worth nearly twice its current stock price.

Combining many unlikely events produces a very low risk of a significant negative outcome. An investor is being very well paid to take that low risk, and we added to our position in Philip Morris at current prices.

Something To Buy Too

If Internet stocks are the epitome of sex appeal to investors today, then the opposite of sex appeal is a real estate investment trust (REIT). Despite (because of) their lack of popular acclaim, we found them very appealing.
They are understandable businesses. They have very conservative balance sheets. They sell at large discounts to the private market values of their properties. They have safe and growing yields of 7-9%. Many of the REITs and their executives are buying their own shares because they believe those shares are very cheap. We share that belief and last year we made them a significant part of your portfolio.

Our purchase of REITs demonstrates one of the remarkable anomalies of today's stock market: astounding overvaluation coexists with I-don't-care-about-it cheapness. We added a few other sound but neglected stocks last year and hope to add more this year too.

No Fear

Greed and fear, those pesky and permanent motivators, are alive and selectively active in the minds of investors today. The record level of speculation in many stocks is not just a function of normal greed, but of an attitude expressed by a young investor quoted in the New York Times, "My generation knows no fear of the stock market." A significant number of investors today, particularly newer ones, are functioning with normal genes for caution deleted. The absence of any significant bear market for many years encourages the comfortable and confident belief that losses are a quaint relic of extinct financial civilizations, not a reasonable prospect for the (possibly immediate) future. To a rational investor who considers the potential for both gain and loss, the total absence of fear creates both the astonishing level of stock prices today and the potential for astonishing loss tomorrow.

"Markets can remain irrational longer than you can remain solvent." Substitute "patient" for "solvent" in J.M. Keynes's observation and you have a good description of the challenge facing a rational value investor today. The start of the new millennium also marks the start of the fourth year of what Federal Reserve Chairman Alan Greenspan called "irrational exuberance." That is a long time to be patient and no one can know how much more patience will be required. We intend, however, to remain patient and rational in a market which currently is not rewarding those qualities. In the long run, that is the best way to preserve and increase the capital you have entrusted to us.

Sincerely,


/s/
James Gipson
Chairman & President
January 21, 2000

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                               Investment Portfolio
                                December 31, 1999
                                                                      Market
                                        Shares         Cost            Value
                                      ----------   -------------    -----------
COMMON STOCKS (73.0%)
AEROSPACE & DEFENSE (2.3%)
 Lockheed Martin Corporation             989,000  $   19,756,570  $  21,634,375
                                                   -------------    -----------

FOOD & TOBACCO (10.2%)
 Philip Morris Companies, Inc.         2,925,800     106,383,291     67,841,988
 UST, Inc.                             1,199,000      33,306,554     30,199,813
                                                   -------------    -----------
                                                     139,689,845     98,041,801
                                                   -------------    -----------

HEALTH CARE (10.0%)
 Columbia/HCA Healthcare Corporation   1,885,500      34,933,962     55,268,719
 Tenet Healthcare Corp*                1,381,300      23,330,633     32,460,550
 Hillenbrand Industries, Inc.            261,300       7,166,916      8,279,944
                                                   -------------    -----------
                                                      65,431,511     96,009,213
                                                   -------------    -----------

INSURANCE (0.7%)
 Old Republic International Corporation   475,840      6,602,970      6,483,320
                                                   -------------    -----------

MORTGAGE FINANCE (19.3%)
 Freddie Mac                            1,836,000     66,126,232     86,406,750
 Fannie Mae                             1,265,500     69,282,313     79,014,656
 Golden West Financial Corporation        587,400     14,634,012     19,677,900
                                                   -------------   ------------
                                                     150,042,557    185,099,306
                                                   -------------   ------------

REAL ESTATE INVESTMENT (11.9%)
 Equity Residential Properties Trust      899,600     37,290,303     38,401,675
 Equity Office Properties Trust           920,700     22,894,330     22,672,238
 Archstone Communities Trust              819,900     16,847,659     16,807,950
 Apartment Investment & Management Co.    286,200     10,752,668     11,394,338
 Mack-Cali Realty Corporation             427,900     10,775,855     11,152,144
 General Growth Properties, Inc.          222,600      6,881,272      6,232,800
 Security Capital Group Inc./Class B*     383,205      9,527,724      8,255,849
                                                   -------------   ------------
                                                     114,969,811    114,916,994
                                                   -------------   ------------

SECURITIES INDUSTRY (2.7%)
 Bear Stearns Companies, Inc.             616,791     17,127,763     26,367,815
                                                   -------------   ------------

SPECIAL SITUATIONS & OTHER (15.9%)
 De Beers Consolidated Mines Ltd.        1,377,000    19,537,071     39,846,938
 Manpower, Inc.                          1,011,600    26,505,503     38,061,450
 Stanley Works                             855,100    22,811,353     25,759,888
 International Game Technology*            674,300    11,271,506     13,696,719
 Sigma Aldrich                             440,100    12,012,142     13,230,506
 Airgas, Inc.*                             960,700    12,314,217      9,126,650
 Great Lakes Chemical Corp.                 81,400     3,120,736      3,108,463
 Other                                     370,500     9,000,482      9,512,410
                                                   -------------  -------------
                                                     116,573,010    152,343,024
                                                   -------------  -------------

TOTAL COMMON STOCKS                                  630,194,037    700,895,848
                                                   -------------  -------------

                                        Par Value
                                       -----------
BONDS (24.9%)
LONG TERM
US TREASURY OBLIGATIONS (7.2%)
 US Stripped Int Pmt - 0%, due 5/15/18 149,203,000    47,359,249     43,116,683
 US Stripped Int Pmt - 0%, due 2/15/18  90,962,000    29,254,308     26,544,531
                                                   -------------  -------------
                                                      76,613,557     69,661,214
                                                   -------------  -------------
SHORT TERM NOTES (17.7%)
 Federal Home Loan Bank Agency Notes
 5.500%, due 8/13/01                   109,345,000   108,741,279    107,722,320
 Federal Home Loan Bank Agency Notes
 5.865%, due 6/29/01                    62,690,000    62,671,772     62,082,534
                                                   -------------  -------------
                                                     171,413,051    169,804,854
                                                   -------------  -------------
TOTAL BONDS                                          248,026,608    239,466,068
                                                   -------------  -------------
TOTAL INVESTMENT SECURITIES (97.9%)                  878,220,645    940,361,916

SHORT TERM INVESTMENTS (0.6%)
REPURCHASE AGREEMENT (0.6%) (Note 6)
 State Street Bank and Trust Co., 4.5%,
 due 1/03/00 collateralized by U.S. Treasury
 Obligations, due 09/30/00
 valued at $5,695,000, expected proceeds,
 including interest, of $5,580,162                     5,579,000      5,579,000
                                                   -------------  -------------

TOTAL INVESTMENT PORTFOLIO (98.5%)                $  883,799,645    945,940,916
                                                   =============
 Cash and Receivables less Liabilities (1.5%)                        14,781,100
                                                                  -------------
NET ASSETS  (100.0%)                                             $  960,722,016
                                                                  =============
________________________
  See notes to financial statements.
 *Non-income producing securities.



                         Statement of Assets and Liabilities
                                  December 31, 1999

ASSETS:
   Investment Portfolio:
   Investment securities, at market value
     (identified cost: $878,220,645)                            $   940,361,916
   Short-term investments, at cost, which is
     equivalent to market (Note 6)                                    5,579,000
                                                                  -------------
                                                                    945,940,916
   Cash                                                                     467
                                                                  -------------
 Receivable for:
   Fund shares sold                                                  15,888,111
   Dividends & Interest                                               4,161,679
   Directed Commission Recapture (Note 5)                               101,600
                                                                  -------------
                                                                     20,151,390
                                                                  -------------
                                                                    966,092,773
                                                                  -------------
LIABILITIES:
 Payable for:
   Fund shares repurchased                                            4,397,525
   Accrued expenses (including $847,665 due adviser)                    960,084
   Distribution                                                          13,148
                                                                  -------------
                                                                      5,370,757
                                                                  -------------

NET ASSETS: (equivalent to $65.28 per share on 14,716,008
             shares of Capital Stock outstanding--
             200,000,000 shares authorized)                      $  960,722,016
                                                                  =============

SUMMARY OF SHAREHOLDERS' EQUITY:
 Paid-in Capital                                                 $  898,223,753
 Unrealized appreciation of investments (Note 4)                     62,141,271
 Distributions in excess of realized capital gains (Note 4)             (14,035)
 Undistributed net investment Income                                    371,027
                                                                  -------------
 Net assets at December 31, 1999                                 $  960,722,016
                                                                  =============
 ______________________________________
 See notes to financial statements.

                            Statement of Operations
                         Year Ended December 31, 1999

INVESTMENT INCOME:
 Interest                                                        $   23,731,126
 Dividends                                                           19,030,968
                                                                  -------------
                  Total Investment Income                            42,762,094

EXPENSES:
 Management fee (Note 2)                11,750,208
 Transfer agent                            586,969
 Custodian and accounting (Note 5)         219,318
 Registration fees                         180,067
 Postage & other                           127,830
 Printing                                   49,435
 Insurance                                  26,317
 Auditing                                   19,400
 Legal                                      19,205
 ICI Dues                                   18,999
 Directors' fees (Note 2)                   15,000
 Taxes                                         800
 Miscellaneous                               3,965
                                        ----------
                                        13,017,513
 Reduction of Expenses (Note 5)           (144,363)
                                        ----------
           Total Expenses                                            12,873,150
                                                                    -----------
                Net Investment Income                                29,888,944
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Realized gain on investments
  (excluding short-term investments):
    Proceeds from investments sold     656,486,514
    Cost of investments sold           575,685,557
                                       -----------
 Net realized gain on investments (Note 3 and 4)                     80,800,957
 Unrealized appreciation of investments:
   Beginning of year                   207,241,593
   End of year (Note 4)                 62,141,271
                                       -----------
 Decrease in unrealized appreciation of investments                (145,100,322)
                                                                    -----------
Net realized and unrealized gain on investments                     (64,299,365)
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ (34,410,421)
                                                                    ===========
________________________________________
 See notes to financial statements.

                        Statements of Changes in Net Assets


                                                      Year Ended December 31,
                                                       1999            1998
                                                   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income                        $   29,888,944   $   21,482,653
   Net realized gain on investments (Note 4)        80,800,957      158,467,481
   Net unrealized depreciation of investments     (145,100,322)      (1,146,004)
                                                 -------------    -------------
   Net (decrease) increase in net assets
      resulting from operations                    (34,410,421)     178,804,130
                                                 -------------    -------------

 Distributions to shareholders from:
   Net investment income
      ($2.25 and $1.63 per share, respectively     (29,527,935)     (21,356,677)
   Net realized capital gain
      ($6.15 and $12.86 per share, respectively    (80,811,350)    (158,471,123)
                                                 -------------    -------------
   Decrease in net assets resulting from
      distributions                               (110,339,285)    (179,827,800)
                                                 -------------    -------------

 Capital Stock Transactions:
   Proceeds from Capital Stock sold (4,464,043
      and 6,722,616 shares, respectively)          330,569,514      516,533,933
   Proceeds from Capital Stock purchased by
      reinvestment of dividends and
      distributions (1,569,355 and 2,415,186
      shares, respectively)                        100,485,802      168,461,418
   Cost of Capital stock redeemed
      (7,667,158 and 3,509,366
      shares, respectively)                       (557,902,383)    (275,735,555)
                                                 -------------    -------------
   (Decrease) increase in net assets resulting
      from Captial Stock transactions             (126,847,067)     409,259,796
                                                 -------------    -------------
   Total increase in net assets                   (271,596,773)     408,236,126

NET ASSETS:
   Beginning of year (includes $10,018 of
      undistributed net nvestment income)
      at December 31, 1998                       1,232,318,789      824,082,663
                                                 -------------    -------------
   End of year (includes undistributed
      net investment of $371,027 and
      $10,018, respectively                     $  960,722,016   $1,232,318,789
                                                 =============    =============
______________________________________
 See notes to financial statements.

                               Financial Highlights

                                                             Year Ended December 31,
                                        ----------------------------------------------------
                                          1999        1998       1997      1996        1994
                                        ----------------------------------------------------

Selected Per Share Data:
Net asset value,
   beginning of year                    $ 75.37     $ 76.86    $ 67.57   $ 60.74     $ 46.09
                                         ------      ------     ------    ------      ------

Income (loss) from
investment operations:
  Net investment income                    2.27        1.64       1.36      0.83        0.76

   Net realized and unrealized
     gain (loss) on investments           (3.96)      11.36      19.12     11.10       20.07
                                         ------      ------     ------    ------      ------

Total Income (loss) from
      investment operations               (1.69)      13.00      20.48     11.93       20.83

Less distributions:
   Dividends from net
      investment income                   (2.25)     (1.63)     (1.36)     (0.83)      (0.76)

   Distributions from net
      realized gain on investments        (6.15)    (12.86)     (9.83)     (4.27)      (5.42)
                                         ------     ------     ------     ------      ------

Net asset value, end of year            $ 65.28    $ 75.37    $ 76.86    $ 67.57     $ 60.74
                                         ======     ======     ======     ======      ======

Total Return                              (2.0%)     19.2%      30.2%      19.4%       45.2%

Ratios and Supplemental Data:
Net assets at end of period (000's)     $960,722  $1,232,319  $824,083   $542,753   $403,526

Ratio of expenses
  to average net assets                    1.10%      1.06%      1.08%      1.08%       1.11%

Ratio of net investment income
  to average net assets                    2.54%      2.13%      1.84%      1.32%      1.39%

Portfolio turnover rate                      63%        65%        31%        24%        31%

Number of shares outstanding
  at end of period (000's)                14,716     16,350     10,721      8,033      6,643

_____________________________________
See notes to financial statements.

                               Notes to Financial Highlights
                                     December 31, 1999

Note 1 - The Clipper Fund(SM) ("Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment company. The investment objective of the Fund is long-term growth of capital consisting primarily of equity and equity substitute securities that are considered by Fund management and the Investment Adviser to have long-term capital appreciation potential. Bonds may be used when they are judged to offer higher potential long-term returns than stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles:

   (a) Security Valuation - Investments in securities traded on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

   (b) Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

   (c) Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

   (d) Other - As is common in the industry, security transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note 2 - The Investment Adviser's management fee is equal to 1% per annum of the Fund's average daily net asset value. The management fee is accrued daily in computing the net asset value per share.

Each Director who is not an interested person of the Investment Adviser is compensated by the Fund at the rate of $1,250 per quarter.

Note 3 - The cost of securities purchased (excluding short-term investments) for the year ended December 31, 1999, was $694,090,801. The cost of securities held is the same for Federal income tax and financial reporting purposes. Realized gains or losses are based on the specific identification method.

Note 4 - During the year ended December 31, 1999, the Fund realized net capital gains of $80,800,957 from securities transactions for Federal income tax and financial reporting purposes. As of December 31, 1999, unrealized appreciation of investment securities for tax and financial reporting purposes aggregated $62,141,271, of which $116,833,534 related to appreciated securities and $54,692,263 related to depreciated securities.

Note 5 - During the year ended December 31, 1999, the total amount of transactions and related commissions with respect to which the Fund directed brokerage transactions to brokers, in order to reduce custody expenses, was $130,355,423 and $207,161, respectively.

Note 6 - The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller (State Street Bank & Trust Co.) of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Note 7 - (Unaudited) Like other mutual funds and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the adviser/administrator and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly referred to as the "Year 2000 Issue." The adviser/administrator has taken steps that it believes are reasonably designed to address the "Year 2000 Issue" with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, we have no reason to believe that there will be a material problem related to the "Year 2000 Issue".

                      Report of Independent Auditors

To the Shareholders and Board of Directors of Clipper Fund(SM):

We have audited the accompanying statement of assets and liabilities of Clipper Fund(SM), including the investment portfolio, as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clipper Fund(SM) at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                            	Ernst & Young LLP

Los Angeles, California
January 21, 2000

  Change in Value of $10,000 Initial Investment

          Clipper  S&P 500   Morningstar
                             Large Value
'84        10000     10000     10000
           10172     10173      9898
           10301      9912     10710
           11536     10872     10986
'85        12128     11076     11890
           13013     12093     12767
           14000     12980     12292
           13681     12447     14096
'86        15330     14588     16085
           17970     16647     16764
           17944     17627     15889
           17596     16397     16543
'87        18206     17310     19417
           20414     21006     19962
           20354     22061     20963
           20300     23516     16935
'88        18778     18218     18213
           20473     19255     19337
           21423     20537     19483
           22452     20607     19897
'89        22452     21244     21219
           24052     22750     22732
           26544     24759     24687
           28388     27410     24570
'90        27365     27975     23858
           25324     27133     24753
           26785     28840     21286
           22597     24877     23006
'91        25285     27106     26350
           28510     31045     26337
           28380     30973     27808
           30236     32630     29686
'92        33399     35365     29839
           32975     34470     30255
           34448     35125     30939
           35954     36231     32763
'93        38685     38056     34576
           40299     39715     35067
           40150     39909     36478
           40741     40940     37191
'94        42981     41882     36074
           40945     40302     36251
           41041     40472     37696
           41924     42455     37041
'95        41938     42448     40192
           46979     46581     43462
           52967     51027     46666
           56934     55086     49069
'96        60891     58402     51904
           64089     61537     53247
           67467     64299     54826
           72855     71821     59264
'97        75098     73750     60205
           85754     86608     68396
           89559     93097     74602
           94651     95771     75116
'98       101387    109130     83513
          102225    112731     82863
          100441    101524     72412
          112815    123148     84334
'99
          109047    129281     84967
          117084    138395     93285
          112037    129759     84348
          110536    149067     89797

Past performance is no guarantee of future results. These returns assume redemption at the end of each period. For comparison purposes, the S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. The Morningstar Large Value Funds Index is an index of 614 managed large value mutual funds monitored by Morningstar. Data presented from inception of Fund (February 29, 1984) through December 31, 1999.

==============================================================================

CLIPPER FUND(SM)
9601 Wilshire Boulevard
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet:  www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research

DIRECTORS
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee
F. Otis Booth, Jr.

TRANSFER & DIVIDEND PAYING AGENT              [CLIPPER FUND(SM) LOGO GOES HERE]
National Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address:
330 W. 9th Street, 4th Fl.
Kansas City, MO  64105

CUSTODIAN
State Street Bank and Trust Company                  A N N U A L  R E P O R T

COUNSEL                                                  DECEMBER 31, 1999
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

This report is not authorized for
distribution to prospective investors
unless accompanied by a current prospectus.

==============================================================================
CF 4QTR 1299